UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 5, 2024

Date of Report (Date of earliest event reported)

EMBRACE CHANGE ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41397	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5186 Carroll Canyon Rd San Diego, CA 92121	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 688-4965

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Ordinary Share of par value $0.0001, one Warrant and one Right	EMCGU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share, included as part of the Units	EMCG	The Nasdaq Stock Market LLC
Warrants included as part of the Units	EMCGW	The Nasdaq Stock Market LLC
Rights included as part of the Units	EMCGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 5, 2024, Embrace Change Acquisition Corp. (the “Company”) issued an unsecured promissory note (the “Note”), in an amount of $300,000 to an unrelated party, for the $300,000 that such party loaned to the Company on August 5, 2024 to be used as the extension fee and/or working capital. The Note bears the interest of 9.127% per year and the interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The principal is due and is repayable in full two months after August 5, 2024, provided that the term of this note may be extended for an additional two months at the option of the Company in its sole discretion.

The foregoing description of the Note is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K, and is incorporated herein by reference.

Item 8.01 Other Events

The Company extended the period of time the Company has to complete a business combination for an additional four (4) month period from May 12, 2024 to August 12, 2024, by depositing $200,000 on August 5, 2024 and $200,000 on August 6, 2024 to the trust account.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1^	Promissory Note issued by the Company on August 5, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

^	Certain terms have been omitted pursuant to Item 601(b)(2)(ii) of Regulation S-K. The Registrant hereby undertakes to furnish copies of any of the terms upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2024

EMBRACE CHANGE ACQUISITION CORP.

By:	/s/ Jingyu Wang
Name:	Jingyu Wang
Title:	Chief Executive Officer

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